UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 1, 2005
                        (Date of earliest event reported)

                            NEXTPHASE WIRELESS, INC.
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                   000-27339              88-0343832
           ------                   ---------              ----------
(State or Other Jurisdiction  (Commission File No.) (IRS Employer Identification
Incorporation)                                       No.)

          300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (909) 585-0444
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

          Effective February 1, 2005 NextPhase appointed Robert Ford as its Chief Executive Officer and, on February 4, 2005, the NextPhase board of directors was expanded to five members and Mr. Ford was appointed as the fifth director of NextPhase.

          Robert Ford was appointed our Chief Executive Officer effective February 1, 2005, and as a director on February 4, 2005. From November 2002 to June 2004 Mr. Ford was the Global Corporate Communications Manager at E. I. DuPont Nemours. From June 2001 to November 2002 he was the Chief Information Officer of DuPont Solutions and Services. From January 2001 to November 2002 Mr. Ford served as the Chief Technology Officer of DuPont Global Services. From September 1998 to November 2002 he was a Business Manager of DuPont Communications Solutions. Prior to that, from September 1997 to September 1988 Mr. Ford was the Chief Information Officer of DuPont External Affairs.

          NextPhase and Mr. Ford are parties to an employment agreement which provides, among other things:

     o    that Mr. Ford will serve as NextPhase's Chief Executive Officer,

     o for a term of three (3) years, commencing February 1, 2005, subject to earlier termination by either party in accordance with the Employment Agreement,

     o that Mr. Ford's salary shall be $10,000 per month. During the period from February 1, 2005 through May 31, 2005 Mr. Ford's salary shall be payable $5,000 per month in cash and $5,000 per month in shares of unregistered NextPhase common stock at a rate of $0.25 per share, or an aggregate of 20,000 shares per month,

     o that Mr. Ford shall receive 300,000 shares of unregistered NextPhase common stock after ninety (90) days of employment,

     o that Mr. Ford shall receive 100,000 shares of unregistered NextPhase common stock after one year of employment,

     o that Mr. Ford shall receive additional shares of unregistered NextPhase common stock as bonuses based on criteria to be established by Ford and NextPhase by March 31, 2005. That number of shares shall be limited to no more than 500,000 shares in each calendar during the first three years of employment.



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

ITEM 7.01      Regulation FD Disclosure

               On the date of filing this Current Report, NextPhase distributed an Investor Update to certain of its shareholders. A copy of that Investor Update is attached to this Current Report as Exhibit 99.1. The attached Investor Update is deemed furnished under Regulation FD.

ITEM 9.01.     Financial Statements and Exhibits.

     (c)       Exhibits

               99.1  Investor Update



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  February 6, 2005


                                        NEXTPHASE WIRELESS, INC.



                                        By: /s/ Robert Ford
                                           ------------------------------------
                                           Robert Ford, Chief Executive Officer




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